UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	December 28, 2022

GIVEMEPOWER CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	File Number: 333-67318	87-0291528
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

370 Amapola Ave., Suite 200A, Torrance, CA 90501
(Address of principal executive offices) (Zip Code)

(310) 895-1839
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Emerging growth company   [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      [X]

Securities registered pursuant to Section l 2(b) of the Act:

Title of each class Trading	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value of $0.001	GMPW	OTCMKTS

ITEM 8.01	Caveat Emptor Designation Impeding Ability to Execute on SEC Effective S-1

On October 27, 2022, Givemepower Corporation, a Nevada corporation (the “Company”), submitted an updated request to the OTC Surveillance team for the removal of the Caveat Emptor designation from its stock symbol GMPW (OTC Pink Current). The Company believes the updated request addressed all the requirements previously identified by the OTC Surveillance team as prerequisite for removing the Caveat Emptor designation from GMPW, which is SEC Reporting and current in all its reporting obligations.

The Company believes that the Caveat Emptor designation, which was placed on GMPW more than ten years prior to being acquired by current ownership in December 2019, should be removed now that the Company has been current in its SEC reporting obligations since August 2020.

Towards the goal of having the Caveat Emptor designation removed, the Company had also engaged a Securities Attorney who prepared and submitted an opinion letter on March 24, 2022, which addressed all known requirements.

Since our Form 10-12G that was filed with the SEC on May 11, 2020, became effective, we have, in good faith, filed all requisite SEC reports on time or early. That comprises several 10-K’s and 10-Q’s, 8-K disclosures, and S-1 registration that was declared effective on August 11, 2021. The disclosure included in our S-1 and 10-Ks since May 11, 2020, is evidence of the Company’s transparency, and provides a full description to the public. On occasions that the Company had delayed filings, those occasions were caused by external mitigating circumstances which the Company always overcame.

The shareholders and the Company have been damaged by the Caveat Emptor designation on GMPW, as it has prevented the Company from implementing its business plan as described in detail in its effective S-1. The Company has, by filing every 10-K and 10-Q on a timely basis, shown good faith and intent going forward of remaining current and in compliance.

The Company believes the removal of the Caveat Emptor designation from GMPW will be in the best interest of all the Company’s stakeholders.

Item 9.01.	Financial Statements and Exhibits.

(d)     Exhibits

Exhibit No.	Description
10.1	Opinion of Counsel dated March 24, 2022

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GiveMePower Corporation

Dated:	December 28, 2022 By:	/s/ Frank I Igwealor
Frank I Igwealor, CPA, JD, CMA, MBA
President and CEO (Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer, Treasurer and Secretary)